UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

NeoStem, Inc. is currently finalizing its financial results for the three months ended March 31, 2013. While complete financial information and operating data as of and for such period are not available, our management preliminarily estimates that for the three months ended March 31, 2013, we will report revenues of approximately $2.5 million and a loss from continuing operations of approximately $8.9 million. Management also estimates cash of approximately $9.3 million at March 31, 2013. There were 170,278,731 shares of common stock outstanding at March 31, 2013.

These estimates are preliminary and may change.  Our auditors and we have not completed our normal quarterly review procedures for the quarter ended March 31, 2013, and there can be no assurance that our final results for this quarter will not differ from these estimates, including as a result of quarter-end closing procedures or review adjustments, and such changes could be material.  These estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP or as a measure of our performance.

Item 8.01. Other Events.

On April 29, 2013, NeoStem issued a press release announcing a new services agreement with Sentien Biotechologies, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On April 29, 2013, NeoStem also issued a press release announcing its intention to offer shares of its common stock in an underwritten public offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements:

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company's management judgment regarding future events.  Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than the statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors including, but not limited to, factors identified from time to time in the Company's periodic filings with the SEC, including the Company's Annual Report on Form 10-K for the year ended December 31, 2012, and other factors identified from time to time in the Company's periodic filings with the SEC. NeoStem does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of NeoStem, Inc. dated April 29, 2013 re: services agreement.
99.2	Press Release of NeoStem, Inc. dated April 29, 2013 re: public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	Vice President and General Counsel

Dated: April 29, 2013